SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Frontier Adjusters of America, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction  computed pursuant to
   Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

    ----------------------------------------------------------------------------

    2) Form, Schedule or Registration No.

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    3) Filing party:

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    4) Date filed:

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
                       FRONTIER ADJUSTERS OF AMERICA, INC.

              -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 10, 1997

              -----------------------------------------------------




         The Annual Meeting of Shareholders of Frontier Adjusters of America, Inc., an Arizona corporation (the "Company"), will be held on Friday, October 10, 1997 at 9:00 a.m. (Phoenix, Arizona time) at the Company's principal executive office located at 45 East Monterey Way, Phoenix, Arizona for the following purposes:

         1. To elect directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

         2. To ratify the appointment of McGladrey & Pullen, LLP, Certified Public Accountants, as the auditors of the Company for the Company's fiscal year ending June 30, 1998.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record as of the close of business on August 20, 1997 are entitled to notice of, and to vote at, the meeting and adjournment thereof.

         All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she previously has returned a proxy.

         YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED
TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                        By Order of the Board of Directors,

                                        /s/   James S. Rocke

                                        James S. Rocke
                                        Secretary


Phoenix, Arizona
September 5, 1997

                       FRONTIER ADJUSTERS OF AMERICA, INC.

              -----------------------------------------------------

                                 PROXY STATEMENT

              -----------------------------------------------------


General

                  The enclosed Proxy is solicited on behalf of Frontier Adjusters of America, Inc. an Arizona corporation (the "Company"), by the Company's board of directors (the "Board of Directors") for use at the Annual Meeting of Shareholders to be held on Friday, October 10, 1997 at 9:00 a.m.
(Phoenix, Arizona time) (the "Meeting"), and at any and all adjournments thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at the Company's principal executive office, located at 45 East Monterey Way, Phoenix, Arizona 85012.

                  These  proxy   solicitation   materials  were  mailed  to  all
shareholders entitled to notice of, and to vote at, the Meeting on or about September 5, 1997.

Record Date

                  The Board of Directors has fixed the close of business on August 20, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

Revocability of Proxies

                  Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Secretary of the Company written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Voting Solicitation

                  As of the close of business on the Record Date, there were 4,605,358 shares of the Company's common stock, par value $.01 per share ("Common Stock"), outstanding excluding 176,652 shares held by the Company as treasury stock. The Company has no other category of stock outstanding. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock is required to constitute a quorum at the meeting.

                  Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                  Shareholders have cumulative voting rights in the election of directors. Each shareholder is entitled to that number of votes equal to the number of shares of Common Stock owned by him or her multiplied by that number of directors to be elected. The shareholder may cumulate the shares of Common Stock and give one nominee all of the shareholder's votes or may distribute his or her votes on the same principle among as many nominees as he or she thinks fit to serve. The enclosed proxy does not seek discretionary authority to cumulate votes in the election of directors.

                  With respect to all other matters to be submitted to shareholders at the Meeting, each shareholder is entitled to one vote per share with respect to each matter presented. The affirmative vote of the holders of a majority of the shares of Common Stock then represented at the Meeting will constitute the act of the shareholders.

                  See  "Security   Ownership  of  Principal   Shareholders   and
Management" with respect to the percentage of the outstanding shares of Common Stock beneficially owned by the Company's directors and executive officers.

                  The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or telegram, without additional compensation.

                  The 1997 Annual Report to Stockholders, which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the activities of the Company but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials. The information contained in the "Report of Compensation Committee" below and "Company Performance" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  The Company will provide upon written request, without charge to each shareholder of record as of the Record Date, a copy of the Company's annual report on Form 10-K for the fiscal year ended June 30, 1997 as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.

Security Ownership of Certain Beneficial Owners and Management

                                                                   Amount of Beneficial Ownership
                                                                   ------------------------------
                                                                    Common Stock $.01 Par Value
                                                                    ---------------------------
                  Name and Address (1)                           Number of Shares (1)  Percent (2)
----------------------------------------------------------       --------------------  -----------
Patric R. Greer (3)                                                 66,316              1.42%

George M. Hill (4)                                                 150,000              3.26%

Francis J. LaPallo and Wendy J. Harrison, his wife (5)              54,782              1.19%

Louis T. Mastos and Eva B. Mastos, his wife (6)                    208,703              4.53%

William J. Rocke and Garnet Rocke, his wife (7)                    442,268              9.50%
P. O. Box 7641
Phoenix, Arizona  85011

James S. Rocke (8)                                                 471,803             10.14%
P. O. Box 7641
Phoenix, Arizona  85011

Jean E. Ryberg (9)                                                 160,589              3.45%

Merlin J. Schumann and Donna L. Schumann, his wife                  20,114                  *

William W. Strawther, Jr. and Marjorie A. Strawther,
 his wife (10)                                                     444,138              9.60%
7108 North 15th Street
Phoenix, Arizona  85020

R. Scott Younker and Sandra L. Younker, his wife                    90,669              1.97%

All officers and directors as a group
     (ten persons) (11)                                          1,819,382             37.55%
-----------------------------------------

*Less than 1%

(1) The number of shares shown in the table, including the notes thereto, have been rounded to the nearest whole share. Includes, when applicable, shares owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares of Common Stock such person has custody, voting control or power of disposition. Also includes shares of Common Stock that the identified person had the right to acquire within 60 days of August 1, 1997 by the exercise of stock options.

(2) The percentages shown include the shares of Common Stock which the person will have the right to acquire within 60 days of August 1, 1997. In calculating the percentage of ownership, all shares of Common Stock which the identified person will have the right to acquire within 60 days of August 1, 1997 are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by any other stockholders.

(3) Includes 51,346 shares subject to currently exercisable stock options at an average of $3.005 per share.

(4) Excludes 50,000 shares held by Nell S. Hill, Mr. Hill's wife, and 134,258 shares held by Mr. Hill's children and grandchildren, in which shares he disclaims any beneficial interest.

(5) Includes 34,782 shares subject to currently exercisable stock options at an average of $2.875 per share.

(6) Includes 183,180 shares which are held in a trust under an agreement dated February 10, 1981, in which Mr. and Mrs. Mastos hold equal beneficial interests, and 25,523 shares which are held by the Louis T. Mastos & Associates, Inc. Employees Profit Sharing Plan, of which Mr. Mastos is a trustee and the majority beneficial owner.

(7) Includes 290,000 shares held by Old Frontier Investment, Inc., of Arizona, of which Mr. William J. and Garnet Rocke holds 51% of the outstanding stock. Includes 48,654 shares subject to currently exercisable stock options at $3.2829 per share.

(8) Includes 290,000 shares held by Old Frontier Investment, Inc. of Arizona of which Mr. James S. Rocke holds 49% of the outstanding stock. Includes 48,653 shares subject to currently exercisable stock options at an average of $3.2829 per share.

(9) Includes 51,347 shares subject to currently exercisable stock options at an average of $3.005 per share.

(10) Held as trustees under Trust Agreement, dated June 7, 1989, establishing the William W. Strawther, Jr. and Marjorie A. Strawther Living Trust, of which Mr. and Mrs. Strawther are beneficiaries. Excludes an aggregate of 200,000 shares beneficially owned by Mr. and Mrs. Strawther's son, in which shares Mr. and Mrs. Strawther disclaim any beneficial interest.

(11)  Excludes all duplicate reporting of holdings.

To the best of knowledge of the Company, no person or groups of persons, other than officers and directors, beneficially own more than five percent of the Frontier Adjusters of America, Inc. Common Stock (based upon present records of the transfer agent).


                                  PROPOSAL ONE
                                  ------------

                              ELECTION OF DIRECTORS

Nominees

                  A Board of ten directors is to be elected at the Meeting. The nominees for directors are Patric R. Greer, George M. Hill, Francis J. LaPallo, Louis T. Mastos, William J. Rocke, Jean E. Ryberg, Merlin J. Schumann, William
W. Strawther, Jr., R. Scott Younker and James S. Rocke, all of whom currently are directors of the Company. In the absence of direction by shareholders executing proxies, the persons named in the enclosed proxy will vote FOR the nominees named herein. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not presently expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and until a successor has been elected and qualified. Biographical information with respect to the nominees for directors is set forth below and under the heading "Information Concerning Directors and Executive Officers of the Company".

Information Concerning Directors and Executive Officers of the Company

                  The following table sets forth certain information regarding the Company's directors and executive officers:

Name                                Age         Position(s) With the Company                       Director Since
-----------------------------------------------------------------------------------------------------------------
Patric R. Greer                     42          Director, Chief Financial Officer,                           1994
                                                Controller

George M. Hill                      89          Director, Vice President, Assistant                          1978
                                                Secretary, Member Audit Committee

Francis J. LaPallo                  49          Director, Executive Vice President                           1996

Louis T. Mastos                     76          Director, Member Audit Committee,                            1978
                                                Member Compensation Committee

James S. Rocke                      29          Director, Secretary/Treasurer                                1993

William J. Rocke                    73          Director, Chairman of the Board,                             1975
                                                Chief Executive Officer

Jean E. Ryberg                      65          Director, President                                          1975

Merlin J. Schumann                  53          Director, Member Audit Committee,                            1984
                                                Member Compensation Committee

William W. Strawther, Jr.           71          Director, Vice Chairman of the Board                         1978

R. Scott Younker                    61          Director                                                     1992

                  Patric R. Greer is a certified public accountant and has been with the Company as Controller since 1985. Mr. Greer was appointed Chief Financial Officer in January 1997. Mr. Greer graduated from Northern Arizona University with a B.S. degree in accounting. An employment agreement between Mr. Greer and the Company provides that Mr. Greer will serve as an officer of the Company through June 30, 2000.

                  George M. Hill has been associated with the Company in an advisory capacity for more than 25 years, has been a Vice President of the Company since 1985 and has been the Assistant Secretary of the Company since 1990. He is a senior partner in the Phoenix law firm of George M. Hill & Associates and has been a practicing attorney in Arizona for over 50 years. Mr. Hill is a Director and Secretary of National Car Rental, Phoenix, Denver and Colorado Springs, and Director and Vice President of Precise Metal Products Co., Phoenix and Salt Lake City.

                  Francis J. LaPallo joined the Company on June 24, 1996. From 1977 until joining the Company he practiced law in Maryland, the District of Columbia and California. From 1990 until joining the Company he was a partner with the law firm Manatt, Phelps & Phillips in Los Angeles, California. He represented the Company in various legal matters from 1994 until joining the Company. An employment agreement between the Company and Mr. LaPallo provides that Mr. LaPallo will serve as an executive officer of the Company through June 30, 2001.

                  Louis T. Mastos has been the President of Louis T. Mastos & Associates, Inc., a managing general agency located in Reno, Nevada, since 1971. He is past President of the American Association of Managing General Agents. He was the Insurance Commissioner of the State of Nevada from 1965 to 1971.

                  James S. Rocke has been employed by the Company since 1982 and currently is an adjuster in the Company's Phoenix office. Mr. Rocke was elected Secretary/Treasurer of the Company on January 29, 1993. Mr. Rocke graduated from Arizona State University in 1991 with a B.S. degree in Finance. Mr. Rocke is the son of William J. Rocke.

                  William J. Rocke is the founder of the Company and has served as President of the Company and its predecessor entities since 1957. Mr. Rocke has been in the claims adjusting business since 1952. He has a law degree from the University of Denver and is a member of the Colorado Bar Association. An agreement between Mr. Rocke and the Company provides that Mr. Rocke will serve as the Chief Executive Officer of the Company through June 30, 2000. Mr. Rocke is the father of James S. Rocke.

                  Jean E. Ryberg has been employed by the Company and its predecessors since 1962. She has held several positions with the Company and has been the Secretary/Treasurer of the Company and its predecessor entities since 1975. She also manages the Company's claims adjusting operations in Phoenix, Arizona. An agreement between Mrs. Ryberg and the Company provides that Mrs. Ryberg will serve as an executive officer of the Company through June 30, 2000.

                  Merlin J. Schumann has been a certified public accountant with the firm of Murray & Murray, P.C., located in Phoenix, Arizona, for over 20 years. Since December, 1990, Mr. Schumann has also held the position of General Securities Representative with H. D. Vest Investment Securities, Inc., a stock brokerage and investment counseling firm located in Irving, Texas.

                  William W. Strawther, Jr. was the President and principal shareholder of Continental American Securities, Inc., located in Phoenix, Arizona from 1970 through 1982. He is a former member of the National Board of Governors of the National Association of Securities Dealers, Inc. He has been an independent business consultant since 1982.

                  R. Scott Younker has been a licensee of the Company in Prescott, Arizona since 1979. He has been engaged in the claims adjusting business for 32 years.

                  All directors are elected at each annual meeting of the Company's shareholders for a term of one year and hold office until their successors are elected and qualified. All officers serve at the discretion of the Board of Directors.

Meetings, Committees and Compensation of the Board of Directors

                  The Company's Board of Directors met five times in fiscal year 1997. All members attended 75% or more of the meetings of the Board of Directors and the meetings of each committee on which such director was a member. The Board has two committees, an audit committee and a compensation committee.

                  Board members are reimbursed for expenses incurred while attending Board meetings, and each director, including employees of the Company, is paid $750 per Board meeting attended. During fiscal 1997, each director, except for Messrs. Strawther and Mastos, received $3,750 for attendance at Board meetings. Messrs. Strawther and Mastos received $3,000 for attendance at Board meetings during fiscal 1997.

                  The Company has a standing audit committee of the Board of Directors of which Messrs. Hill, Mastos, and Schumann are members. The audit committee reviews the annual financial statements, the significant accounting issues, and the scope of the audit with the Company's independent auditors and is available to discuss with the auditors any other audit-related matters that may arise during the year. The Committee held one meeting during the 1997 fiscal year.

Compensation Committee Interlocks and Insider Participation

                  The Company's compensation committee of the Board of Directors consists of Messrs. Mastos and Schumann. The compensation committee reviews and acts on matters relating to compensation levels and benefit plans for key employees of the Company. Messrs. Mastos and Schumann have not nor are they presently serving as officers of the Company. The committee held one meeting during the 1997 fiscal year.

Executive Compensation

                  The following table sets forth certain information concerning compensation during its year ended June 30, 1997 to each executive officer whose aggregate compensation exceeded $100,000.

                                                    Annual Compensation (1)
                                   ----------------------------------------------------------
                  a                   b              c             d                  e                 i
---------------------------------------------------------------------------------------------      ------------
                                                                                 Other Annual        All Other
                                                                                 Compensation      Compensation
Name and Principal Position        Year      Salary ($)         Bonus ($)         ($)     (2)       ($)    (3)
--------------------------------------------------------------------------------------------------------------------
William J. Rocke, CEO,              1997       231,300          51,559                  --            23,569
Chairman, Director                  1996       225,000          71,981                  --            22,719
                                    1995       206,636          50,000                  --            23,670

Jean E. Ryberg,                     1997       164,480          51,559                  --            29,568
President, Director                 1996       160,000          71,981                  --            29,266
                                    1995       145,861          50,000                  --            29,168

Francis J. LaPallo,                 1997       180,000              --                  --            29,568
Executive Vice President,           1996           692              --                  --                --
Director

Patric R. Greer                     1997        92,520          17,187                  --            21,876
Controller, Director                1996        90,000          11,224                  --            17,364
                                    1995        68,116          12,703                  --            14,756

(1) Columns f, g and h have been omitted as there has been no long term compensation awarded to, earned by or paid to any of the named executives in any fiscal year covered by these columns.

(2) No perquisites were received by any person named above greater than the lesser of $50,000 or 10% of salary plus bonus.

(3) "All Other Compensation" includes (i) directors fees of $3,750, $2,250 and $3,000 for Mr. Rocke in years ended June 30, 1997, 1996 and 1995 respectively; $3,750, $3,000 and $3,000 for Mrs. Ryberg in years ended June 30, 1997, 1996 and 1995 respectively; $3,750 for Mr. LaPallo for fiscal 1997 and $3,750, $3,000 and $2,250 for Mr. Greer in years ended June 30, 1997, 1996, and 1995 respectively; (ii) profit sharing contributions of $19,819, $20,469 and $20,670 for Mr. Rocke in years ended June 30, 1997,
     1996 and 1995 respectively; $25,818, $26,266 and $26,168 for Mrs. Ryberg in years ended June 30, 1997, 1996 and 1995 respectively; $25,818 for Mr. LaPallo in fiscal year 1997; $18,126, $14,364 and $12,506 for Mr. Greer for years ended June 30, 1997, 1996 and 1995, respectively.

     Excluded from all other compensation is the increase and the amortization of the June 30, 1995 cash surrender value of life insurance policies that will transfer to Mr. Rocke and Mrs. Ryberg upon termination of their employment. The amount excluded is $18,119 and $18,203 for Mr. Rocke for the years ended June 30, 1997 and 1996 and $13,678 and $13,511 for Mrs. Ryberg for the years ended June 30, 1997 and 1996.

Option/SAR Exercises and Holdings

                                                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                        Individual Grants
                          -------------------------------------------
                                          % of Total                                      Potential Realization
                           Number of     Options/SARs                                        Value at Assumed
                           Securities     Granted to        Exercise                   Annual Rates of Stock Price
                           Underlying    All Employees      or base      Expiration   Appreciation for Options Term
Name                      Options/SARs   in fiscal 1997   Price ($/SH)      Date           5%               10%
--------------------     --------------  --------------   ------------  ------------  ------------       ---------
Francis J. LaPallo           100,000          100.00         $2.875     July 1, 2006     $ 180,807       $ 458,201

                  The following table shows Company stock options that were exercised during fiscal 1997 and the number of shares and value of grants outstanding as of June 30, 1997 for each Named Executive.

  AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1997 AND YEAR-END OPTION/SAR VALUES

                                                           Number of Securities           Value of Unexercised,
                                                          Underlying Unexercised        In-The-Money Options/SARs
                          Shares                        Options/SARs at 6/30/97 (#)         at 6/30/97 ($)(a)
                        Acquired           Value        ---------------------------   -----------------------------
       Name           on Exercise (#)   Realized ($)    Exercisable  Unexercisable    Exercisable     Unexercisable
------------------   ----------------  ----------------------------------------------------------------------------
William J. Rocke           --             --              48,654              --           --             --

Jean E. Ryberg             --             --              51,346              --        2,715             --

Francis J. LaPallo         --             --                  --         100,000           --             --

Patric R. Greer            --             --              51,346              --        2,715             --

(a) Value of unexercised, in-the-money Company options based on a fair market value of the Company's common stock of $2.625 per share as of June 30, 1997.

Employment Agreements

         The Company has entered into employment agreements with Mr. Rocke, Mrs. Ryberg, Mr. Greer and Mr. LaPallo each for five-year terms. Mr. Rocke's, Mrs. Ryberg's and Mr. Greer's agreements were effective July 1, 1995 and expire June 30, 2000. Mr. LaPallo's agreement is effective July 1, 1996 and expires June 30, 2001.

         Mr. Rocke's agreement provides for an annual salary of $225,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, plus a bonus of three percent (3%) of the Company's income before taxes and bonuses and 5% of the increase in the Company's income before taxes and bonuses from the prior year.

         Mrs. Ryberg's agreement provides for an annual salary of $160,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, plus a bonus of three percent (3%) of the Company's income before taxes and bonuses and 5% of the increase in the Company's income before taxes and bonuses from the prior year.

         Mr. Greer's agreement provides for an annual salary of $90,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, plus a bonus of .5% of the Company's income before taxes and bonuses in year 1 and 1% in year two and 1.5% in years 3, 4 and 5 and .5% of the increase in the Company's income before taxes and bonuses from the prior year in year one and increasing .5% annually to 2.5% in year five of the agreement.

         Mr. LaPallo's agreement provides for an annual salary of $180,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index for the first two years. For the remaining three years, the agreement provides for an annual salary of $150,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, plus a bonus of three percent (3%) of the Company's income before taxes and bonuses and 3% of the increase in the Company's income before taxes and bonuses from the prior year. In connection with the Company's employment of Mr. LaPallo, the Company sold Mr. LaPallo 20,000 shares of common stock from the treasury for an aggregate of $55,547.

                        Report of Compensation Committee

                  The  Compensation  Committee  of the  Board  of  Directors  is
comprised of Louis T. Mastos and Merlin J. Schumann, both outside directors of the Company. The Committee establishes policies relating to the compensation of employees. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.

                  The following is a report submitted by the above-listed committee members in their capacity as the Board's Compensation Committee, addressing the Company's compensation policy as it relates to the named executive officers for fiscal 1997.

Compensation Policy

                  The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policies integrate annual base compensation with bonuses based upon corporate performance. Annual cash compensation, together with equity-based, incentive compensation is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company. All executive officers and management are eligible to participate in the Company's Incentive Stock Option Plan.

Fiscal 1997 Compensation

                  The Company's fiscal 1997 executive compensation consisted of:
(i) a base salary, (ii) bonuses based upon the Company's income before income taxes and bonuses, and (iii) fixed contributions to a defined contribution Profit Sharing Plan. Stock options are granted from time to time by the Board of Directors. Options were granted during fiscal 1997 to Mr. LaPallo.

                  The Company's 1997 compensation to named executives is best exemplified by examining the salary paid to William J. Rocke, the Company's Chairman and Chief Executive Officer which is based upon an employment agreement entered into in 1995 after negotiations with the Board of Directors. The agreement calls for a base salary with annual cost of living increases based upon the U.S. Department of Labor's cost of living index. Additionally, the agreement provides for a bonus of 3% of the Company's income before taxes and bonuses and 5% of the increase in the Company's income before taxes and bonuses from the prior year. The base salary is believed to be in the range of those of other executives in comparable companies, both regionally and nationally. The bonus based upon the Company's income caused compensation to decrease in fiscal 1997 as the Company's income decreased from 1996 levels.

                  The Committee believes that linking executive compensation to corporate performance (i.e., income and stock performance) provides incentive to the executives to enhance corporate performance and the shareholders' interests. It was with this in mind that the bonus portion of executive compensation was revised to the current bonus arrangement effective July 1, 1995. This bonus arrangement is effective until June 30, 2000, except with regard to Mr. LaPallo which is effective until June 30, 2001, and the Committee believes that compensation levels in 1997 reflect the Company's compensation policy.

                                        Louis T. Mastos
                                        Merlin J. Schumann


                               COMPANY PERFORMANCE

                  The following graph reflects a five-year comparison of cumulative total returns for the Company's Common Stock, the American Stock Exchange Market Value Index, and the Company's Peer Group of Stocks based on the four-digit SIC Code Index. The total cumulative return on investment (change in the year-end stock price plus reinvested dividends) for each of the periods and indexes is based on the stock price or composite index at the end of fiscal 1992. The graph compares the performance of the Company with AMEX and Peer Group Indexes with the investment weighted based upon market capitalization.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                                     (GRAPH)


 Measurement Period        Frontier Adjusters of    American Stock    Peer Group
(Fiscal Year Covered)           America, Inc.         Exchange         of Stocks

          1992                     100.00               100.00            100.00
          1993                      90.31               109.33            104.14
          1994                      91.41               105.54            101.94
          1995                      99.97               126.99            118.23
          1996                     117.13               145.40            138.81
          1997                     109.93               154.64            190.60

Certain Transactions

                  Old Frontier Investment, Inc. of Arizona, of which William J. Rocke and Garnet Rocke, his wife, are owners of 51% of the issued and outstanding stock of said corporation and James S. Rocke owns the remaining 49%, has entered into a license agreement with the Company pursuant to which it operates, under standard terms and conditions, an insurance adjusting and risk management business located in Scottsdale, Arizona, and is paid a 5% royalty on gross revenues derived from services provided by certain licensees in other Arizona cities and towns. The Company paid that corporation $15,944 during fiscal year 1997 in connection with such 5% royalty agreement.

                  George M. Hill, Vice President and Director of the Company, acts as General Counsel to the Company. During the fiscal year 1997, the Company paid Mr. Hill $91,572 for services rendered and disbursements. Such fees will continue to accrue, pursuant to a retainer agreement, at the rate of $6,650 per month effective September 1, 1995.

                  The Company paid its Vice Chairman, William W. Strawther, Jr., $20,000 during fiscal year 1997 for business and financial consulting services.

                  The Company believes that the cost to the Company for all of the foregoing were and are competitive with charges for similar services and facilities available from third parties.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

                  Based solely on a review of the copies of such forms received by the Company during the fiscal year ended June 30, 1997, and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year except that R. Scott Younker filed a late Form 4 covering five transactions for a total of 2,800 shares.

                                  PROPOSAL TWO
                                  ------------

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                  The Board of Directors has appointed McGladrey & Pullen, LLP, independent public accountants, as the auditors of the Company, to serve as such at the pleasure of the Board of Directors. Audit services provided by McGladrey & Pullen, LLP during the year ended June 30, 1997 consisted of the examination of consolidated financial statements of the Company and its subsidiaries, reviews of information in certain filings with the Securities and Exchange Commission and periodic consultation regarding accounting and financial matters. The Company is informed that neither McGladrey & Pullen, LLP nor any of its partners of associates has any relationship with the Company, other than as independent auditors.

                  Certain financial statements of the Company appear in the Company's 1997 Annual Report. A representative of McGladrey & Pullen, LLP will be present at the Meeting and will be available to make a statement and to respond to questions concerning the financial statements.


                                  OTHER MATTERS

                  Management of the Company knows of no other matters which will come before the Meeting. However, if any other matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote each proxy in accordance with their judgment on such matter.


                              SHAREHOLDER PROPOSALS

                  Proposals by shareholders which are intended to be presented at the next annual meeting of shareholders of the Company must be received by the Company on or before May 10, 1998 to be considered for inclusion in the Company's proxy statement for the 1998 Annual Meeting of Shareholders.

                   By Order of the Board of Directors


                                  /s/   James S Rocke

                                       James S. Rocke
                                            Secretary

Phoenix, Arizona
September 5, 1997

FRONTIER ADJUSTERS OF AMERICA, INC.                                                             THIS PROXY IS SOLICITED
P.O. Box 7680                                                                                   ON BEHALF OF THE BOARD
Phoenix, Arizona  85011                                       P R O X Y                         OF DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------


The  undersigned  hereby  appoints  WILLIAM  J.  ROCKE and JEAN E.  RYBERG as  Proxies,  each with the power to  appoint  his or her substitute,  and hereby  authorizes them, or either of them, to represent and to vote, as designated below, all the shares of common stock of Frontier  Adjusters of America,  Inc. held of record by the  undersigned as of the close of business on August 20, 1997, at the annual  meeting of  shareholders  to be held on October 10, 1997 at 9:00 A.M.  (Phoenix,  Arizona  time) and at any  adjournment thereof.

1.  ELECTION OF DIRECTORS        FOR all nominees listed below                      WITHHOLD AUTHORITY
                                 (except as marked to the contrary below)______     to vote for the ten nominees listed below ______

 ____  William J. Rocke   ____  Jean E. Ryberg     ____  William W. Strawther, Jr.  ____  Louis T. Mastos      ____  George M. Hill
 ____  James S. Rocke     ____  R. Scott Younker   ____  Merlin J. Schumann         ____  Francis J. LaPallo   ____  Patric R. Greer

2.  To ratify the selection of McGladrey & Pullen,  LLP,  Certified  Public  Accountants,  as the auditors of Frontier  Adjusters of
    America, Inc. for the Company's fiscal year ending June 30, 1998.
                        FOR___________________      AGAINST___________________      ABSTAIN___________________

3.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned  stockholder.  If no direction is made, this Proxy will be voted FOR Proposals 1 and 2, with respect to Proposal 3, as appropriate in the Board's judgment.

Please sign exactly as the name appears below.  When shares are held by joint tenants or as community  property,  both  shareholders should sign.  When  signing as  attorney,  as executor,  administrator,  trustee or guardian,  please give full title as such.  If a corporation,  please sign in full  corporate  name by  President  or other  authorized  officer.  If a  partnership,  please sign in partnership name by authorized person.


                                                              Dated:
                                                                    ----------------------------------------------------------------
                                                              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                              PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                                              ----------------------------------------------------------------------
                                                              Signature

                                                              ----------------------------------------------------------------------
                                                              Signature if held jointly